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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): May 14, 2001
                                                          (May 15, 2001)

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                              TRUSTCO BANK CORP NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                0-10592                                     14-1630287
       (Commission File Number)                (IRS Employer Identification No.)


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                 192 Erie Boulevard, Schenectady, New York    12305
                   (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311


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TRUSTCO BANK CORP NY


ITEM 5.     OTHER EVENTS

            Letter to Shareholders dated May 15, 2001 and Press Release dated May 14, 2001, discussing results of the Annual Meeting held May 14, 2001. Attached is a copy of the Press Release labeled as Exhibit 99(a), and Letter to Shareholders, labeled as Exhibit 99(b). Also, on May 15, 2001, TrustCo Bank Corp NY ("TrustCo") issued a Press Release declaring a cash dividend of $0.15 per share, payable July 2, 2001. Attached is a copy of the Press Release labeled as Exhibit 99(c).


ITEM 7      (c) Exhibits


            REG S-K EXHIBIT NO.     DESCRIPTION
                  99(a)             Press   Release  of  May  14,   2001,
                                    discussing   results  of  the  Annual
                                    Meeting held on May 14, 2001.

                  99(b) Letter to Shareholders dated May 15, 2001, discussing results of the Annual Meeting held on May 14, 2001.

                  99(c) Press Release of May 15, 2001, declaring a cash dividend of $0.15 payable on July 2, 2001 to shareholders of record June 8, 2001.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 15, 2001

                                          TRUSTCO BANK CORP NY
                                          (Registrant)


                                          By: /s/ Robert T. Cushing
                                             ----------------------------
                                             Robert T. Cushing
                                             Vice President and
                                             Chief Financial Officer


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                                 EXHIBITS INDEX


The following exhibits are filed herewith:


REG S-K EXHIBIT NO.     DESCRIPTION                                   Page

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      99(a)             Press Release dated May 14, 2001               5-6
                        discussing results of the Annual Meeting held on May 14, 2001

      99(b)             Letter to Shareholders dated May 15, 2001       7
                        discussing results of the Annual Meeting held on May 14, 2001.

      99(c)             Press Release dated May 15, 2001, declaring     8
                        a quarterly cash dividend of $0.15 per share, payable July 2, 2001, to the shareholders of record at the close of business on June 8, 2001.


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